Investor Presentation SEPTEMBER 8, 2022 l (NYSE American: INFU) Enabling Continuity of Care for Patients, From the Clinic to Their Home

Forward-Looking Statements / Non-GAAP Measures Forward-Looking Statements Certain statements contained in this presentation are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, such as statements relating to future actions, business plans, objectives and prospects, our share repurchase program and capital allocation strategy, future operating or financial performance and guidance. The words “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “should,” “plan,” “expect,” “strategy,” “future,” “likely,” variations of such words, and other similar expressions, as they relate to the Company, are intended to identify forward-looking statements. Forward-looking statements are subject to factors, risks and uncertainties that could cause actual results to differ materially, including, but not limited to, the uncertain impact of the COVID-19 pandemic, our dependence on estimates of collectible revenue, potential litigation, changes in third-party reimbursement processes, changes in law, contributions from acquired businesses or new business lines, products or services and other risk factors disclosed in the Company’s most recent annual report on Form 10-K and, to the extent applicable, quarterly reports on Form 10-Q. All forward-looking statements made in this presentation speak only as of the date hereof. InfuSystem does not undertake any obligation to update any forward-looking statements to reflect future events or circumstances, except as required by law. Non-GAAP Measures This presentation contains information prepared in conformity with GAAP as well as non-GAAP financial information. The Company believes that the non-GAAP financial measures presented in this presentation provide useful information to the Company’s management, investors and other interested parties about the Company’s operating performance because they allow them to understand and compare the Company’s operating results during the current periods to the prior year periods in a more consistent manner. This non-GAAP information should be considered by the reader in addition to, but not instead of, the financial statements prepared in accordance with GAAP, and similarly titled non-GAAP measures may be calculated differently by other companies. The Company calculates those non-GAAP measures by adjusting for nonrecurring or non-core items that are not part of the normal course of business and that the Company’s management does not believe will have similar comparable year-over-year items. A reconciliation of those measures to the most directly comparable GAAP measures is provided in Appendix A of this presentation. 2

Investment Highlights Enterprise Value* $195M Market Cap* $161M Shares Out 20.7M 2021 Revenue $102.4M, Up 5% y/y 2022 Revenue Guidance $113M–$116M Providing best-in-class durable medical equipment and patient services facilitating clinic-to-home care $10B U.S. and Canada Home DME market; growth driven by medical innovation, an aging population, need to manage health care costs and increased patient comfort Gaining market share by delivering “the last-mile solution” for health care providers, DME manufacturers, patients and health plans Double-digit growth through two proven business platforms: Durable Medical Equipment (DME) and Integrated Therapy Services (ITS) Strategy to continue leveraging DME and ITS platforms by entering new multibillion-dollar therapy markets *Market data as of September 8, 2022 3

*Source: U.S. News & World Report, Best Hospitals, July 2021 Focus, Scale and Experience 4 A leading provider of equipment and services with a 100K+ device fleet in the U.S. and Canada 36-year history, perfected model in Oncology and now expanding into multiple therapies Seven major service areas in the U.S. and Canada and nearly 410 employees National scale, serving 17 out of 20 top-ranked cancer hospital systems nationwide* Participating in-network provider in over 770 health insurance networks covering over 95% of the U.S. population, with over 2,400 facility customers supporting the ITS business platform Nearly 4,900 customer sites of care supporting the DME business platform Infrastructure and services are device agnostic and scalable to support multiple therapies High ROI on capital investments; we purchase equipment only when new business is being onboarded, our sales force is highly scalable and we have no R&D expense

Two Proven Business Platforms Growth Driven by Market Share Gains and New Therapy Opportunities DME $36.8M (36%) SALES BY SEGMENT Total 2021 Revenue: $102.4 million ITS $65.6M (64%) INTEGRATED THERAPY SERVICES (ITS) Facilitate outpatient care for patients requiring therapy utilizing durable medical equipment DURABLE MEDICAL EQUIPMENT (DME) SUPPORT SERVICES Equipment and consumable sales/lease to hospitals, clinics and home infusion providers 5

Medical Device Sale/Lease to Hospitals & Clinics Source Devices Supply Consumables to Hospitals & Clinics Device Repair & Maintenance DME Platform Traditional Medical Distribution, Lower-Margin, High-Turn Model • Pump rentals and VAR sales (new devices) Broker/trader sales (used devices) • Biomedical service and repair Direct payer model: INFU is paid directly by the hospital/clinic/home care provider Direct Payer Model 6

Clinical Support/Case Management Device Logistics Medical Device Revenue Cycle Management Device Repair & Maintenance ITS Platform Unique and Scalable, High-Margin, High-Service Model Supply medical equipment and proprietary consumables for outpatient care Hospital, clinician and patient customer service Third-party payer model: INFU is paid by the patient’s medical insurance provider Third-Party Payer Model 7

Competitive Advantages Significant Barriers to Entry Based on Unique Focus, National Scale and Established Payer Network Patient Wellness Patient Safety InfuSystem Online Resource is the only patient resource facilitating two-way patient and clinical team communication to maintain peace of mind. Scalability Over 6,750 customers – complete coverage of the U.S. and Canada including seven service facilities. Clinical Care InfuSystem 24/7 Nursing Team provides continuous patient support to minimize risk and improve outcomes. Our workflow solutions for clinicians encourage best practice standards. Payer Contracts Participating in-network provider with over 770 health insurance plans covering 95% of the U.S. population.Quality & Compliance ISO 9001 certified and ISO 13485 certified at select sites – see below.* CHAP Accredited. Biomedical Services World-class biomedical services group providing on-site and depot preventative maintenance, repair and warranty service and physical inventory management. Centralized Billing Solution Dedicated revenue cycle management team of experts. “The patient is at the center of everything we do.” * 8

Growth Strategy Adding New High-Margin Therapy Segments & Biomedical Services Oncology Evaluation Go-to-Market Strategy Launch Growth/Traction Established Highly scalable infrastructure Currently evaluating multiple therapies through partnership and acquisition with multibillion-dollar TAM Leverage recognized core competencies to gain and sustain therapy leadership $102.4 million 2021 revenue Over $900 million current realizable opportunities Potential future therapy segments Pain Management Negative Pressure Wound Therapy Future Therapies Biomedical Services 9 Lymphedema Therapy

Highly Scalable Existing Infrastructure Offices and Logistics • Full Coverage of the U.S. and Canada (MI, KS, CA, MA, TX, Ontario) Sales and Marketing • Territories with overlapping coverage and incentive for new therapies • Staffing efficiencies to service multiple therapies Revenue Cycle Team/ Case Management • Automated systems and greatly improved productivity • Existing payer relationships are a key competitive advantage 36 Years of Experience, Know-How and Reputation for Excellence • Critical mass with focus on best-in-class services • Device- and therapy-agnostic logistics, service, billing model • Device manufacturer relationships offer future opportunities Oncology Pain Management NPWT Lymphedema Future Therapies Foundation Built In Oncology: Leveraged It Multiple Times (Pain, NPWT, Lymphedema) 10

Opportunity: Oncology Home Treatment • Large capital expense for clinics in addition to maintenance and nightly triage • Reduced staff available to help patients with infusion pump questions and billing Solution: Outpatient Treatment • Infusion devices fleet, inventoried and ready for distribution • Patient maintains quality of life (work, events, family, rest in their own home) • Clinics maintain control of patient care and medication • Increased patient satisfaction Delivery: InfuSystem ITS • Oncology market leader with over 2,100 sites of care • Changed paradigm of care for patients, providers and payers • Mitigates risk, management and maintenance of infusion pumps • Reduces clinician and staff workload to allow greater focus on patient care • Manages medical billing and reimbursement process • Case managers provide pump education, billing assistance and additional 24/7 care ITS Model: Platform Proven in Oncology InfuSystem ITS Value Proposition 11

Second Quarter Financial Results Net Revenue Net (Loss) Income AEBITDA Op Cash Flow 2022 2021 2022 2021 2022 2021 2022 2021 $27.0M $24.8M $5.5M $5.9M $5.4M $6.2M (1) See Appendix A. $(0.2)M $0.8M 12 (1)

First Half Financial Results Net Revenue Net (Loss) Income AEBITDA Op Cash Flow 2022 2021 2022 2021 2022 2021 2022 2021 $53.8M $49.3M $9.7M $12.0M $9.5M $8.8M (1) See Appendix A. $(0.5)M $1.5M 13 (1)

Full Year Financial Results Net Revenue Net Income AEBITDA Op Cash Flow 2021 2020 2021 2020 2021 2020 2021 2020 $102.4M $97.4M $1.4M $17.3M $24.0M $26.4M $18.3M $20.3M (1) See Appendix A. 14 (1)

2018A 2019A 2020A 2021A 2022E $0 $20 $40 $60 $80 $100 $120 $140 $ $5 $10 $15 $20 $25 $30 $35 Notes: 1. See Appendix A. Revenue ($ M illions) Financial Trend & Current 2022 Guidance Annual Net Revenue Annual AEBITDA Q2 YTD Net Revenue Q2 YTD AEBITDA A EBITD A ($ M illions) 15 Net Revenues & AEBITDA(1) $67.1 $81.1 $97.4 $102.4 $113.0 – $116.0 $24.0 $23.0 – $24.0 $26.4 $18.4 $13.8 $12.0 $9.7 $49.3 $53.8

Financial Trends Annual Cash Flows From Operations Annual % of Pro Forma Net Revenue Q2 YTD Cash Flows From Operations 16 2018A 2019A 2020A 2021A 2022A $0.0 $1.5 $3.0 $4.5 $6.0 $7.5 $9.0 $10.5 $12.0 $13.5 $15.0 $16.5 $18.0 $19.5 $21.0 $22.5 $24.0 11.0% 12.0% 13.0% 14.0% 15.0% 16.0% 17.0% 18.0% 19.0% 20.0% 21.0% 22.0% 23.0% 24.0% ($ M illions) % of N et Revenue Cash Flows From Operations $8.8 $9.5 $13.9 $11.4 $20.3 $18.3

Executive Team Seasoned Industry Experience, Including: Pharmaceutical, Health Care, Life Sciences, Medical Device, Automotive OEM, Public Accounting, Military, Retail, Consumer Brands, Digital Advertising, Consulting, Information Technology & High-Tech Jeannine Lombardi Sheehan – Executive Vice President & Chief Administrative Officer Joined InfuSystem: 2019 Tom Ruiz – Executive Vice President & Chief Commercial Officer Joined InfuSystem: 2010 Barry Steele – Executive Vice President & Chief Financial Officer Joined InfuSystem: 2020 Richard DiIorio Chief Executive Officer & Director Joined InfuSystem: 2004 17 Carrie Lachance, BSN, RN, CRNI – President & Chief Operating Officer Joined InfuSystem: 2010 Addam Chupa – Senior Vice President of Information Technology Joined InfuSystem: 2020

Summary Two proven platforms that enable the delivery of patient care from the clinic into the home, driving double-digit revenue, cash flow growth and accelerating profit Market opportunities driven by rising health care costs, an aging population, medical innovation, patient satisfaction and other factors Gaining share in a growing market by providing best-in-class products, talent and patient services Sustainable competitive advantages by serving multiple stakeholders on a national scale Strategy to add new therapies utilizing existing platforms and leveraging current infrastructure 18

Questions & Answers 19

Appendix A GAAP to NON-GAAP Reconciliation (1) Amounts represent a non-cash expense recorded as a reserve for missing medical equipment and is being added back due to its similarity to depreciation. Amounts for the prior period, which were not previously included in the calculation of adjusted EBITDA, have been included for comparability. NET (LOSS) INCOME TO ADJUSTED EBITDA: Twelve Months Ended December 31, Three Months Ended June 30, Six Months Ended June 30, (in thousands) 2018 2019 2020 2021 2021 2022 2021 2022 GAAP net (loss) income $ (1,095) $ 1,361 $ 17,332 $ 1,420 $ 820 $ (164) $ 1,481 $ (532) Adjustments: Interest expense 1,420 1,904 1,255 1,377 317 314 639 591 Income tax provision (benefit) 53 163 (9,789) (163) (478) 27 (657) (435) Depreciation 6,659 7,940 9,740 10,363 2,563 2,689 5,090 5,395 Amortization 4,649 4,402 4,285 4,262 1,096 711 2,139 1,421 Non-GAAP EBITDA $ 11,686 $ 15,770 $ 22,823 $ 17,259 $ 4,318 $ 3,577 $ 8,692 $ 6,440 Stock compensation costs 957 997 2,610 6,404 1,372 1,123 3,007 2,170 Medical equipment reserve (1) 48 218 178 194 (54) 721 414 891 ASC 842 accounting principle change — 252 — — — — — — Office move expenses — 258 17 — — — — — Acquisition costs — — — 154 109 — 147 — SOX readiness costs — — — 199 18 70 18 110 Early termination fees for capital leases 98 190 — — — — — — Exited facility costs 44 — — — — — — — Management reorganization/transition costs 250 76 521 49 25 23 28 37 Fees to integrate business of other provider — 163 — — — — — — Contested proxy and other shareholder costs 251 23 30 — — — — — Certain other non-recurring costs 476 491 220 (210) 91 12 (267) 20 Non-GAAP Adjusted EBITDA $ 13,810 $ 18,438 $ 26,399 $ 24,049 $ 5,879 $ 5,526 $ 12,039 $ 9,668 20

(1) Calculated as the cash plus borrowing availability under revolving bank loans. Appendix B Select Balance Sheet Data (In Thousands) December 31, 2020 December 31, 2021 June 30, 2022 Cash and Cash Equivalents $ 9,648 $ 186 $ 311 Available Liquidity (1) $ 20,436 $ 41,612 $ 40,761 Working Capital, Less Cash & Current Debt $ 6,549 $ 9,332 $ 8,226 Medical Equipment, Net $ 35,611 $ 39,871 $ 39,581 Total Assets $ 96,991 $ 97,586 $ 98,817 Total Debt $ 38,801 $ 33,097 $ 33,687 Total Liabilities $ 56,239 $ 49,314 $ 52,320 Total Stockholders’ Equity $ 40,752 $ 48,272 $ 46,497 Outstanding Shares 20,298 20,700 20,695 21